THE PARKSTONE GROUP OF FUNDS
Institutional Shares                       PROSPECTUS dated DECEMBER 28, 1995
Investor A Shares
Investor B Shares
Investor C Shares

THE PARKSTONE LARGE CAPITALIZATION FUND    For more information
                                           --------------------
                                           call:
                                           (800) 451-8377
                                           or
                                           write to:
                                           3435 Stelzer Road
                                           Columbus, Ohio 43219-3035

The Parkstone Large Capitalization Fund is one of the sixteen currently-offered series of The Parkstone Group of Funds (the "Group"). The Large Capitalization Fund offers Institutional Shares, Investor A Shares, Investor B Shares, and Investor C Shares. This Prospectus explains concisely what you should know before investing in any class of shares of The Parkstone Large Capitalization Fund. Please read it carefully and keep it for future reference. You can find more detailed information about the Large Capitalization Fund in the December 28, 1995 Statement of Additional Information, as amended from time to time.
For a free copy of the Statement of Additional Information or other information, contact the Group at the number or address specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OF THE PARKSTONE LARGE CAPITALIZATION FUND ARE NOT OBLIGATIONS OR DEPOSITS OF FIRST OF AMERICA INVESTMENT CORPORATION OR ITS PARENT, AND THE INVESTMENTS DESCRIBED IN THIS PROSPECTUS ARE NOT ENDORSED, INSURED OR GUARANTEED BY FIRST OF AMERICA INVESTMENT CORPORATION, ITS PARENT OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE PARKSTONE LARGE CAPITALIZATION FUND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVOLVED.





PROSPECTUS

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  2
FEE TABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  4
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 12
RISK FACTORS AND INVESTMENT TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 13
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 22
MANAGEMENT OF THE LARGE CAPITALIZATION FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 24
HOW TO BUY INSTITUTIONAL SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 32
HOW TO BUY INVESTOR SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 33
SALES CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 36
REDUCED SALES CHARGES-Investor A Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 38
CONTINGENT DEFERRED SALES CHARGE-Investor B Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 40
CONTINGENT DEFERRED SALES CHARGE-Investor C Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 41
DIRECTED DIVIDEND OPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 42
EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 42
FACTORS TO CONSIDER WHEN SELECTING INVESTOR SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 43
CONVERSION FEATURE-Investor B Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 44
CONVERSION FEATURE-Investor C Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 44
PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 45
HOW TO REDEEM INSTITUTIONAL SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 46
HOW TO REDEEM INVESTOR SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 47
HOW SHARES ARE VALUED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 49
DIVIDENDS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 50
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 51
FUNDATA(R)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 53
GENERAL INFORMATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 53





PROSPECTUS                              -ii-

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public sixteen separate investment portfolios, fifteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to The Parkstone Large Capitalization Fund (the "Large Capitalization Fund").

The Trustees of the Group have divided the Large Capitalization Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). The Large Capitalization Fund offers multiple classes of Shares: Institutional Shares, Investor A Shares, Investor B Shares, and Investor C Shares. Interested persons who wish to obtain a copy of the Group's most recent annual report may contact the Group at the telephone number shown above.

The investment objective and policies of the Large Capitalization Fund are described in this Prospectus and are summarized in the Prospectus Summary. First of America Investment Corporation, Kalamazoo, Michigan ("First of America"), acts as the investment adviser to the Large Capitalization Fund.





PROSPECTUS                              -1-

PROSPECTUS SUMMARY

Shares Offered

The Large Capitalization Fund offers Institutional Shares, Investor A Shares, Investor B Shares, and Investor C Shares (collectively, the "Shares"). Investor A Shares, Investor B Shares, and Investor C Shares are collectively referred to as "Investor Shares."

The Large Capitalization Fund represents one of sixteen separate diversified investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust (the "Group") which is registered as an open-end, management investment company.

Offering Price and Sales Charges

The public offering price of Institutional Shares of the Large Capitalization Fund is equal to the net asset value per share.

The public offering price of Investor A Shares of the Large Capitalization Fund is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price (4.71% of the net amount invested). The public offering price is reduced when the amount of the transaction at the total public offering price is $50,000 or more (see "SALES CHARGES-Investor A Shares"). Under certain circumstances, the sales charge may be eliminated
(see "REDUCED SALES CHARGES-Investor A Shares").

The public offering price of Investor B Shares of the Large Capitalization Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed within four years of purchase.

The public offering price of Investor C Shares of the Large Capitalization Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge of up to 1.00% when Investor C Shares are redeemed within one year of purchase.

Minimum Purchase

The minimum initial investment for the Large Capitalization Fund is $1,000 (based upon the public offering price) with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $100 for investors using the Auto Invest Plan described herein, although such investors are subject to a $50 minimum for each subsequent investment in the Large Capitalization Fund.


PROSPECTUS                              -2-

Investment Objective

The Large Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization.

Investment Policies

Under normal market conditions, the Large Capitalization Fund will invest at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the investment adviser to be characterized by sound management and the ability to finance expected long-term growth.

Risk Factors and Special Considerations

An investment in a mutual fund such as the Large Capitalization Fund involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Large Capitalization Fund may entail certain risks (see "RISK FACTORS AND INVESTMENT TECHNIQUES").

Investment Adviser

First of America Investment Corporation serves as investment adviser.

Dividends and Capital Gains

Dividends from net income are declared and generally paid monthly. Net realized capital gains are distributed at least annually.

Distributor

BISYS Fund Services, formerly known as The Winsbury Company Limited Partnership ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as distributor.

Transfer Agent

BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation (the "Transfer Agent"), a subsidiary of The BISYS Group, Inc., serves as transfer agent.


PROSPECTUS                              -3-

FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

Sales Charge on Reinvested Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

Deferred Sales Charge on Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                       Total
                                                                 Management          12b-1            Other          Operating
                                                                    Fees             Fees           Expenses         Expenses
                                                                 ----------        --------         --------         --------
Large Capitalization Fund . . . . . . . . . . . . . . . .       .80%             0.00%            0.28%            1.08%


EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                   1 YEAR           3 YEARS
Large Capitalization Fund . . . . . . . . . . . . . . . .          $ 11              $34

The information set forth in the foregoing Fee Tables and examples relates only to Institutional Shares of the Large Capitalization Fund. The Large Capitalization Fund also offers other classes of Shares.

The purpose of the above tables is to assist a potential purchaser of Institutional Shares of the Large Capitalization Fund in understanding the various costs and expenses that an investor in the Large Capitalization Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Institutional Shares of the Large Capitalization Fund. See "MANAGEMENT OF THE LARGE CAPITALIZATION FUND" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Large Capitalization Fund. The expenseinformation reflects estimates of anticipated expenses. THE FOREGOING EXAMPLES





PROSPECTUS                              -4-

SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





PROSPECTUS                              -5-

FEE TABLES (INVESTOR A SHARES)

SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge (as a percentage of the offering price)(1)  . . . . . . . . . . . . . . . . . . . . . .  . . .  4.50%

 Sales Charge on Reinvested Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . None

 Deferred Sales Charge on Redemptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . None

 Redemption Fees(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . None

 Exchange Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . None

[FN]
(1) The sales charge may be eliminated under certain circumstances. (See "REDUCED SALES CHARGES-Investor A Shares")

(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.
[/FN]

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                     Total
                                               Management          12b-1            Other          Operating
                                                  Fees             Fees           Expenses         Expenses
                                               ----------          ----           --------         --------
Large Capitalization Fund  . . . . . . .          0.80%            0.25%            0.28%            1.33%

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Investor A Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                 1 YEAR           3 YEARS
Large Capitalization Fund  . . . . . . .          $ 58              $85

The information set forth in the foregoing Fee Tables and examples relates only to Investor A Shares of the Large Capitalization Fund. The Large
Capitalization Fund offers other classes of Shares.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the





PROSPECTUS                              -6-

National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor A Distribution and Shareholder Service Plan to a certain percent of total new gross share sales, plus interest. The Large Capitalization Fund would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor A Shares of the Large Capitalization Fund in understanding the various costs and expenses that an investor in the Large Capitalization Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Investor A Shares of the Large Capitalization Fund. See "MANAGEMENT OF THE LARGE CAPITALIZATION FUND," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Large Capitalization Fund. The expense information above reflects estimates for the anticipated expenses of the Large Capitalization Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





PROSPECTUS                              -7-

FEE TABLES (INVESTOR B SHARES)

SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge (as a percentage of the offering price) . . . . . . . . . . . . . . . . . . . . . . . . . . . None

 Sales Charge on Reinvested Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

 Deferred Sales Charge on Redemptions(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.00%

 Redemption Fees(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

 Exchange Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

[FN]

(1) A Contingent Deferred Sales Load is charged only with respect to Investor B Shares redeemed within four years of the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE-Investor B Shares" herein.)

(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.
[/FN]

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                              Total
                                        Management          12b-1            Other          Operating
                                           Fees             Fees           Expenses         Expenses
                                        ----------          ----           --------         --------
Large Capitalization Fund  . . . .         0.80%            1.00%            0.28%            2.08%

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                          1 YEAR           3 YEARS
Large Capitalization Fund  . . . .         $ 61              $ 95


You would pay the following expenses on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:





PROSPECTUS                              -8-

                                                 1 YEAR           3 YEARS
Large Capitalization Fund  . . . . . . .          $ 21             $ 65


The information set forth in the foregoing Fee Tables and examples relates only to Investor B Shares of the Large Capitalization Fund. The Large
Capitalization Fund offers other classes of Shares.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor B Distribution and Shareholder Service Plan to a certain percent of total new gross share sales, plus interest. The Large Capitalization Fund would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor B Shares of the Large Capitalization Fund in understanding the various costs and expenses that an investor in the Large Capitalization Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Investor B Shares of the Large Capitalization Fund. See "MANAGEMENT OF THE LARGE CAPITALIZATION FUND," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of the Large Capitalization Fund. The expense information above reflects estimates for the anticipated expenses of the Large Capitalization Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





PROSPECTUS                              -9-

FEE TABLES (INVESTOR C SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering price)  . . . . . . . . . . . . . . . . . .  . . . . None

Sales Charge on Reinvested Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . None

Deferred Sales Charge on Redemptions(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .  1.00%

Redemption Fees(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . None

Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . None

(1) A Contingent Deferred Sales Load is charged only with respect to Investor C Shares redeemed within one year of the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE-Investor C Shares" herein.)

(2) Although no such fee currently is in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                      Total
                                                Management          12b-1            Other          Operating
                                                   Fees            Fees(1)         Expenses         Expenses
                                                ----------         ----            --------         --------
Large Capitalization Fund . . . . . . . .          0.80%            1.00%            0.28%            2.08%

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment in Investor C Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                  1 YEAR           3 YEARS
Large Capitalization Fund . . . . . . . .          $ 31              $ 65

You would pay the following expenses on a $1,000 investment in Investor C Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                                  1 YEAR           3 YEARS
Large Capitalization Fund . . . . . . . .          $ 21             $ 65





PROSPECTUS                              -10-

The information set forth in the foregoing Fee Tables and examples relates only to Investor C Shares of the Large Capitalization Fund. The Large
Capitalization Fund also may offer other classes of Shares.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor C Distribution and Shareholder Service Plan to a certain percent of total new gross share sales, plus interest. The Large Capitalization Fund would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor C Shares of the Large Capitalization Fund in understanding the various costs and expenses that an investor in the Large Capitalization Fund will bear directly or indirectly. Such expenses do not include any fees charged by First of America or any of its affiliates to its customer accounts which may have invested in Investor C Shares of the Large Capitalization Fund. See "MANAGEMENT OF THE LARGE CAPITALIZATION FUND," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Large Capitalization Fund. The expense information above reflects estimates for the anticipated expenses of the Large Capitalization Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





PROSPECTUS                              -11-

INVESTMENT OBJECTIVE AND POLICIES

GENERAL

The investment objective of the Large Capitalization Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding Shares of the Large Capitalization Fund. The investment policies of the Large Capitalization Fund may be changed without a vote of the holders of a majority of outstanding Shares of the Large Capitalization Fund unless the policy is expressly deemed to be a fundamental policy or changeable only by such majority vote. There can be no assurance that the investment objective of the Large Capitalization Fund will be achieved. Depending upon the performance of the Large Capitalization Fund's investments, the net asset value per share of the Large Capitalization Fund may decrease instead of increase.

During temporary defensive periods as determined by First of America, the Large Capitalization Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Large Capitalization Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

THE LARGE CAPITALIZATION FUND

The investment objective of The Large Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization.

Under normal market conditions, the Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by First of America, the Large Capitalization Fund's investment adviser (sometimes referred to as the "Adviser"), to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Large Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by First of America to have a market capitalization of more than $5 billion. The Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings associations. The Large Capitalization Fund may also hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.





PROSPECTUS                              -12-

Subject to the foregoing policies, the Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"), and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian Commercial Paper ("CCP"), and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES-Foreign Securities" below.

The Large Capitalization Fund anticipates investing in growth-oriented, large capitalization companies. For purposes of the foregoing sentence, large capitalization companies are considered to be those with market capitalization of more than $5 billion. These companies have typically exhibited consistent, above average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Large Capitalization Fund are equity securities of companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

Consistent with the foregoing, the Large Capitalization Fund will focus its investments in those companies and types of companies that First of America believes will enable the Large Capitalization Fund to achieve its investment objective.

  The Large Capitalization Fund
  SEE THE FOLLOWING SECTIONS IN RISK FACTORS AND INVESTMENT TECHNIQUES

  *Complex Securities                     *Foreign Securities                             *Foreign Currency
  *Futures Contracts                      *Government Obligations                           Transactions
  *Other Mutual Funds                     *Put and Call Options                           *Lending Portfolio Securities
  *Restricted Securities                  *Reverse Repurchase Agreements                  *Repurchase Agreements
                                            and Dollar Roll Agreements                    *When-Issued and
                                                                                            Delayed-Delivery
                                                                                            Transactions

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in the Large Capitalization Fund entails certain risks. The Large Capitalization Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with First of America Bank-Michigan, N A. (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to First of America Bank-Michigan, N.A.'s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.





PROSPECTUS                              -13-

COMPLEX SECURITIES

Some of the investment techniques utilized by First of America in the management of the Large Capitalization Fund involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Adviser believes that such complex securities may, in some circumstances, play a valuable role in successfully implementing the Large Capitalization Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Adviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN SECURITIES

The Large Capitalization Fund may invest in foreign securities as permitted by the investment policies set forth above.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

For many foreign securities, U.S. dollar-denominated American Depository Receipts, or ADR's, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADR's represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADR's do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADR's rather than directly in foreign





PROSPECTUS                              -14-
issuers' stock, the Large Capitalization Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADR's. The information available for ADR's is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Large Capitalization Fund may also invest in European Depository Receipts, or EDR's, which are receipts evidencing an arrangement with a European bank similar to that for ADR's and are designed for use in the European securities markets. EDR's are not necessarily denominated in the currency of the underlying security.

Certain of the ADR's and EDR's, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, the Large Capitalization Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FOREIGN CURRENCY TRANSACTIONS

The Large Capitalization Fund may utilize foreign currency transactions in its portfolio. The value of the assets of the Large Capitalization Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Large Capitalization Fund may incur costs in connection with conversions between various currencies. The Large Capitalization Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Large Capitalization Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.





PROSPECTUS                              -15-

For example, when the Large Capitalization Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Large Capitalization Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when the Large Capitalization Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of the
Large   Capitalization Fund's portfolio securities or other assets denominated in such foreign currency, or when the Large Capitalization Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Large Capitalization Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Large Capitalization Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Large Capitalization Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Large Capitalization Fund is obligated to deliver.

If the Large Capitalization Fund retains the portfolio security and engages in an offsetting transaction, the Large Capitalization Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Large Capitalization Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Should forward prices decline during the period between the Large Capitalization Fund's entering into a forward currency contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Large Capitalization Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Large Capitalization Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Large Capitalization Fund will have to convert





PROSPECTUS                              -16-
its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVE AND POLICIES-Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FUTURES CONTRACTS

The Large Capitalization Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Large Capitalization Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Large Capitalization Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Large Capitalization Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Large Capitalization Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the Large Capitalization Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of the Large Capitalization Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Large Capitalization Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Large Capitalization Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Large Capitalization Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Large Capitalization Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated





PROSPECTUS                              -17-
changes may also result in poorer overall performance than if the Large Capitalization Fund had not entered into any futures transactions. In addition, the value of the Large Capitalization Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Large Capitalization Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, the Large Capitalization Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Large Capitalization Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser to confirm an adequate level of collateral. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Large Capitalization Fund. During the time portfolio securities are on loan, the borrower pays the Large Capitalization Fund any dividends or interest received on such securities. Loans are subject to termination by the Large Capitalization Fund or the borrower at any time. While the Large Capitalization Fund does not have the right to vote securities on loan, the Large Capitalization Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Large Capitalization Fund, the Large Capitalization Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Large Capitalization Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.

OTHER MUTUAL FUNDS

The Large Capitalization Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Prime Obligations Fund, the Parkstone U S Government Obligations Fund, the Parkstone Tax-Free Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of the Large Capitalization Fund's total assets may be invested in the securities of mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Large Capitalization Fund in shares of the money market funds of the Group, the Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE LARGE CAPITALIZATION FUND--Investment Adviser" and "Administrator, Sub-Administrator and Distributor" and "GENERAL INFORMATION--Transfer Agency and Fund Accounting Services") will not retain any portion of their usual asset-based service fees from the Large Capitalization Fund that are attributable to investments by the Large Capitalization Fund in shares of those money market mutual funds if the fee is being taken in the Large Capitalization Fund. The Adviser and the Administrator will promptly forward such fees to the Large Capitalization Fund. The Large Capitalization Fund will incur additional





PROSPECTUS                              -18-
expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated mutual funds. Additional restrictions regarding the Large Capitalization Fund's investments in securities of unaffiliated mutual funds and/or money market funds of the Group are contained in the Statement of Additional Information.

PUT AND CALL OPTIONS

The Large Capitalization Fund may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. The Large Capitalization Fund may also engage in writing call options from time to time as the Adviser deems appropriate. The Large Capitalization Fund will write only covered call options (options on securities or currencies owned by the Large Capitalization Fund). In order to close out a call option it has written, the Large Capitalization Fund will enter into a "closing purchase transaction" - the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Large Capitalization Fund previously has written. When a portfolio security or currency subject to a call option is sold, the Large Capitalization Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If the Large Capitalization Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Large Capitalization Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Large Capitalization Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Large Capitalization Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets.

The Large Capitalization Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, the Large Capitalization Fund will write only covered index call options. Through the writing or purchase of index options the Large Capitalization Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which the Large Capitalization Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Large Capitalization Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call





PROSPECTUS                              -19-
writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Large Capitalization Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS

Securities held by the Large Capitalization Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Large Capitalization Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Large Capitalization Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Large Capitalization Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Large Capitalization Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES-Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which the Large Capitalization Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors, such as the Large Capitalization Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.





PROSPECTUS                              -20-

Thus, subject to the limitations described above, the Large Capitalization Fund may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1993 Act. An illiquid investment is any investment that cannot be disposed of within seven (7) days in the normal course of business at approximately the amount at which it is valued by the Large Capitalization Fund. The price the Large Capitalization Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. The Large Capitalization Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

The Large Capitalization Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Large Capitalization Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. At the time the Large Capitalization Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by the Large Capitalization Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. The Large Capitalization Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. The Large Capitalization Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Large Capitalization Fund's liquidity or when the Large Capitalization Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVE AND POLICIES-Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

The Large Capitalization Fund may purchase securities on a when-issued or delayed-delivery basis. The Large Capitalization Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in





PROSPECTUS                              -21-
the transaction will be less than that available in the market when delivery takes place. The Large Capitalization Fund will not pay for such securities or start earning interest on them until they are received. When the Large Capitalization Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Large Capitalization Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Large Capitalization Fund to miss a price or yield considered to be advantageous.

The Large Capitalization Fund's commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and a commitment by the Large Capitalization Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, the Large Capitalization Fund's liquidity and the Adviser's ability to manage it might be adversely affected. The Large Capitalization Fund intends only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage, although such transactions represent a form of leverage.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Large Capitalization Fund is calculated by dividing the lesser of the Large Capitalization Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for the Large Capitalization Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to the Large Capitalization Fund and may result in additional tax consequences to the Large Capitalization Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

The Large Capitalization Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Large Capitalization Fund (as defined in the Statement of Additional Information).

The Large Capitalization Fund will not:

1. Purchase any securities which would cause more than 25% of the value of the Large Capitalization Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed





PROSPECTUS                              -22-
         by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that the Large Capitalization Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Large Capitalization Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Large Capitalization Fund's net assets at the time of borrowing; (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Large Capitalization Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and (c) issue senior securities except as permitted by the 1940 Act rule, order or interpretation thereunder.

3. Make loans, except that the Large Capitalization Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Large Capitalization Fund's total assets would be invested in such issuer, or the Large Capitalization Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of the Large Capitalization Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of The Large Capitalization Fund.

The Large Capitalization Fund may not:





PROSPECTUS                              -23-

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Large Capitalization Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, the Large Capitalization Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVE AND POLICES-Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE LARGE CAPITALIZATION FUND

TRUSTEES

Overall responsibility for management of the Large Capitalization Fund rests with its Board of Trustees, who are elected by the shareholders of all of the Group's Funds. The Group will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

The Trustees of the Group are Stephen G. Mintos* (Chairman), George R. Landreth*, Robert M. Beam, Lawrence D. Bryan and Adrian Charles Edwards. The addresses and principal occupations during the past five years of the Trustees are set forth in the Statement of Additional Information. Those Trustees designated with an asterisk (*) are considered to be "interested persons" of the Group as defined in the 1940 Act.

The Trustees of the Group receive quarterly fees and fees and expenses for each meeting of the Board of Trustees attended. However, no officer or employee of BISYS, The BISYS Group, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and may receive fees from the Large Capitalization Fund pursuant to the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, receives fees from the Group for acting as Transfer Agent and for providing certain fund accounting services. Mr. Mintos and Mr. Landreth are employees of BISYS.

INVESTMENT ADVISER

First of America was established in 1932 and is the investment adviser of the Group. First of America, a registered investment adviser, is a wholly owned subsidiary of First of America Bank-Michigan, N.A., which is a wholly owned subsidiary of First of America Bank Corporation. First of America Bank Corporation currently has over $25 billion in assets and provides financial services to over 300 communities in Michigan, Indiana, Illinois and Florida. As of June 30, 1995, First of America managed over $10 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios.





PROSPECTUS                              -24-

First of America also acts as investment adviser to the Trust Division of First of America Bank Corporation with respect to an additional $2.3 billion in discretionary assets, providing equity, fixed income, balanced and money management services.

Subject to such policies as the Group's Board of Trustees may determine, First of America, either directly or through one or more subadvisers, furnishes a continuous investment program for the Large Capitalization Fund and makes investment decisions on behalf of the Large Capitalization Fund.

First of America utilizes a team approach to the investment management of the Large Capitalization Fund, with up to three professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with the Large Capitalization Fund's investment objective. Roger H. Stamper, Managing Director of First of America, is primarily responsible for the day-to-day management of the Large Capitalization Fund. Mr. Stamper has held his current position with First of America since 1988.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, First of America receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of eighty one-hundredths of one percent (0.80%) of the Large Capitalization Fund's average daily net assets. First of America may periodically voluntarily reduce all or a portion of its advisory fee with respect to the Large Capitalization Fund to increase the net income of the Large Capitalization Fund available for distribution as dividends. The voluntary fee reduction will cause the total return of the Large Capitalization Fund to be higher than it would otherwise be in the absence of such a reduction.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the administrator for the Large Capitalization Fund, and also acts as the Large Capitalization Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). First of America serves as Sub-administrator for the Large Capitalization Fund and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc., are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Large Capitalization Fund's administration and operation. For expenses assumed and services provided as Administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from the Large Capitalization Fund equal to the lesser of a fee, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (.20%) of the Large Capitalization Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-administrator, First of America receives, from the Administrator, pursuant to its Sub-Administration Agreement with





PROSPECTUS                              -25-

BISYS, a fee not to exceed five one-hundredths of one percent (.05%) of the Large Capitalization Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to the Large Capitalization Fund to increase the net income of the Large Capitalization Fund available for distribution as dividends. The voluntary fee reduction will cause the return of the Large Capitalization Fund to be higher than it would otherwise be in the absence of such reduction.

The Distributor acts as agent for the Large Capitalization Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group. The Distributor may retain some or all of any sales charges imposed upon the Investor Shares and may receive compensation under the Distribution and Shareholder Service Plans described below.

EXPENSES

The Adviser and the Administrator each bear all expenses in connection with the performance of its services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. The Large Capitalization Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian, Transfer Agent and fund accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Large Capitalization Fund's operation. As a general matter, expenses are allocated to the separate classes of Shares of the Large Capitalization Fund on the basis of the relative net asset value of each class.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class on a basis other than relative net asset value as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of Shares; Securities and Exchange Commission registration fees incurred by a class of Shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of Shares; and Trustees' fees incurred as a result of issues relating solely to one class of Shares.





PROSPECTUS                              -26-

DISTRIBUTION PLAN FOR INVESTOR A SHARES

Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan") with respect to the Investor A Shares of the Large Capitalization Fund. Pursuant to the Investor A Plan, the Large Capitalization Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor A Shares, for certain expenses that are incurred in connection with shareholder and distribution services. Payments under the Investor A Plan will be calculated daily and paid monthly at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of Investor A Shares of the Large Capitalization Fund. Such amount may be used by BISYS to pay banks and their affiliates (including First of America Bank-Michigan, N.A., and its affiliates), and other institutions, including broker-dealers (a "Participating Organization") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor A Plan, a Participating Organization may include a subsidiary or affiliate of BISYS.

Payments to the Distributor pursuant to the Investor A Plan will be used (i) to compensate Participating Organizations for providing distribution assistance relating to Investor A Shares, (ii) for promotional activities intended to result in the sale of Investor A Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor A Shares.

Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A Shares of the Large Capitalization Fund as accrued.

Pursuant to the Investor A Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing shareholder and distribution services to their customers who are the record or beneficial owners of Investor A Shares. Such Participating Organizations will be compensated at the annual rate of up to .25% of the average daily net asset value of the Investor A Shares held of record of beneficially by such customers. The shareholder and distribution services provided by Participating Organizations may include promoting the purchase of Investor A Shares of the Large Capitalization Fund by its customers; processing purchase, exchange, and redemption requests for customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from the Large Capitalization Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by customers or the information necessary for sub-accounting, responding to inquiries from customers concerning their investment in Investor A Shares. Institutions, including banks regulated by the Comptroller of the Currency,





PROSPECTUS                              -27-
the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission (the "Commission"), the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor A Shares.

DISTRIBUTION PLAN FOR INVESTOR B SHARES

Pursuant to Rule 12b-1, the Group has adopted an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan") with respect to the Investor B Shares of the Large Capitalization Fund. Pursuant to the Investor B Plan, the Large Capitalization Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor B Shares, for certain expenses that are incurred in connection with shareholder and distribution services. Pursuant to the Investor B Plan, the Large Capitalization Fund is authorized to pay or reimburse BISYS, as Distributor of Investor B Shares, (a) a distribution fee in an amount not to exceed on an annual basis seventy-five one-hundredths of one percent (.75%) of the average daily net asset value of Investor B Shares of the Large Capitalization Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of the Investor B Shares of the Large Capitalization Fund (the "Service Fee"). Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Board of Trustees. The Distribution Fee and/or the Service Fee with respect to Investor B Shares may be used by BISYS to pay Participating Organizations for administration, distribution, and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor B Plan, a Participating Organization may include a subsidiary or affiliate of BISYS.

Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations for providing distribution assistance relating to Investor B Shares, and (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B Shares.

Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B Shares of the Large Capitalization Fund as accrued.

Pursuant to the Investor B Plan, the Distributor may enter into Rule 12b-1 and Shareholder Servicing Agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor B Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor B Shares held of record or beneficially by such customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include





PROSPECTUS                              -28-
promoting the purchase of Investor B Shares of the Large Capitalization Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from the Large Capitalization Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B Shares; responding to inquiries from customers concerning their investment in Investor B Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor B Shares.

Actual distribution expenses for Investor B Shares at any given time may exceed the Rule 12b-1 fees and payments received pursuant to contingent deferred sales charges. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and payments received from contingent deferred sales charges. If the Investor B Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges.

Conflicts of interest restrictions, as described under "Distribution Plan for Investor A Shares," may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor B Shares.

DISTRIBUTION PLAN FOR INVESTOR C SHARES

Pursuant to Rule 12b-1, the Group has adopted an Investor C Distribution and Shareholder Service Plan (the "Investor C Plan") with respect to the Investor C Shares of the Large Capitalization Fund. Pursuant to the Investor C Plan, the Large Capitalization Fund is authorized to pay or reimburse BISYS, as Distributor of the Investor C Shares, for certain expenses that are incurred in connection with shareholder and distribution services. Pursuant to the Investor C Plan, the Large Capitalization Fund is authorized to pay or reimburse BISYS, as Distributor of Investor C Shares, (a) a distribution fee in an amount not to exceed on an annual basis seventy-five one-hundredths of one percent (.75%) of the average daily net asset value of Investor C Shares of the Large Capitalization Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of the Investor C Shares of the Large Capitalization Fund (the "Service Fee"). Payments under the Investor C Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Board of Trustees. The Distribution Fee and/or the Service Fee with respect to Investor C Shares may be used by BISYS to pay Participating Organizations for administration, distribution, and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Investor C Plan, a Participating Organization may include a subsidiary or affiliate of BISYS.





PROSPECTUS                              -29-

Payments of the Distribution Fee to the Distributor pursuant to the Investor C Plan will be used (i) to compensate Participating Organizations for providing distribution assistance relating to Investor C Shares, and (ii) for promotional activities intended to result in the sale of Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor C Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor C Shares.

Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of Investor C Shares of the Large Capitalization Fund as accrued.

Pursuant to the Investor C Plan, the Distributor may enter into Rule 12b-1 and Shareholder Servicing Agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor C Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor C Shares held of record or beneficially by such customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor C Shares of the Large Capitalization Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from the Large Capitalization Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor C Shares; responding to inquiries from customers concerning their investment in Investor C Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor C Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor C Shares.

Actual distribution expenses for Investor C Shares at any given time may exceed the Rule 12b-1 fees and payments received pursuant to contingent deferred sales charges. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and payments received from contingent deferred sales charges. If the Investor C Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges.

Conflicts of interest restrictions, as described under "Distribution Plan for Investor A Shares," may apply to the receipt by Participating Organizations of compensation from BISYS in connection with the investment of fiduciary assets in Investor C Shares.





PROSPECTUS                              -30-

INVESTOR A PLAN, INVESTOR B PLAN, AND INVESTOR C PLAN

As authorized by the Investor A Plan, the Investor B Plan, and Investor C Plan, BISYS has entered into a Participating Organization Agreement with First of America Securities, Inc., a wholly owned subsidiary of First of America Bank Corporation ("FSI"), pursuant to which FSI has agreed to provide certain shareholder and distribution services in connection with Investor Shares of the Large Capitalization Fund purchased and held by FSI for the accounts of its customers and Investor Shares of the Large Capitalization Fund purchased and held by customers of FSI directly, including, but not limited to, printing and distributing prospectuses to persons other than holders of Investor Shares of the Large Capitalization Fund and printing and distributing advertising and sales literature in connection with the sale of Investor Shares; answering routing customer questions concerning the Large Capitalization Fund and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Investor Shares held during the period in customer accounts for which FSI has provided services under this Agreement. BISYS will be compensated by the Large Capitalization Fund in an amount equal to its payments to FSI under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FSI in providing such services.

The Group understands that Participating Organizations may charge fees to their customers who are the owners of Investor Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with BISYS. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with their Participating Organizations.

The Investor A Plan, Investor B Plan, and Investor C Plan (the "Plans") require the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plans.

As required by Rule 12b-1, each Plan was approved by the Trustees of the Group, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Independent Trustees"). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Plans may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the class of Shares subject thereto. Any change in the Plans that would increase materially the distribution expenses paid by the Large Capitalization Fund requires shareholder approval; otherwise, the Plans may be





PROSPECTUS                              -31-
amended by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as any Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

BANKING LAWS

First of America believes that it may perform the investment advisory services for the Group's Funds contemplated by the Investment Advisory Agreement and by this Prospectus without violating applicable banking laws or regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which First of America could continue to perform such services for the Group See the Statement of Additional Information ("MANAGEMENT OF THE GROUP-Glass-Steagall Act") for further discussion.

HOW TO BUY INSTITUTIONAL SHARES

Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirements of Customer Accounts maintained by or on behalf of certain persons ("Institutional Customers") by Banks.

Institutional Shares of the Large Capitalization Fund sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Institutional Customers will normally be held of record by the Banks. With respect to Institutional Shares of the Large Capitalization Fund so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Large Capitalization Fund will be recorded by the Banks and reflected in the account statements provided by the Banks to Institutional Customers. A Bank may exercise voting authority for those Institutional Shares for which it is granted authority by the Institutional Customer.

Institutional Shares of the Large Capitalization Fund are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Large Capitalization Fund's custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.


PROSPECTUS                              -32-

Purchases of Institutional Shares of the Large Capitalization Fund will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the Large Capitalization Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of the Group. Institutional Shares purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Institutional Shares continue to earn dividends through the day before their redemption.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares in the Large Capitalization Fund. Depending upon the terms of a particular Institutional Customer Account, the Banks may charge an Institutional Customer account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the Banks. This Prospectus should be read in conjunction with any such information received from the Banks.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemptions of Institutional Shares of the Large Capitalization Fund by Banks on behalf of their Institutional Customers may be obtained from the Banks. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the Large Capitalization Fund will not be issued.

HOW TO BUY INVESTOR SHARES

Investor Shares of the Large Capitalization Fund are continuously offered and may be purchased directly either by mail, by telephone, or by wire. Investor Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in the Large Capitalization Fund, based upon the public offering price, is $1,000; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor Shares, plus any applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of Investor Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

BY MAIL

To purchase Investor Shares of the Large Capitalization Fund by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:





PROSPECTUS                              -33-

                          The Parkstone Group of Funds
                       c/o BISYS Fund Services Ohio, Inc.
                                  Dept. L-1270
                           Columbus, Ohio  43260-1270

An Account Application Form can be obtained by calling the Group at (800) 451-8377.

BY TELEPHONE OR BY WIRE

To purchase Investor Shares of the Large Capitalization Fund by telephone or by wire, your Account Application Form must have been previously received by the Distributor. To place an order by telephone or by wire call the Group's toll-free number (800) 451-8377. Payment for Investor Shares ordered by telephone may be made by check and must be received by the Group's custodian within seven calendar days of the telephone order. If payment for Investor Shares is not received within seven days, or if a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor Shares by wire, contact the Distributor for wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Investor Shares Customers") by First of America Bank Corporation or one of its affiliates. Investor Shares of the Large Capitalization Fund sold to First of America Bank Corporation or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Investor Shares Customers will normally be held of record by First of America Bank Corporation or the affiliate. With respect to Investor Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of Investor Shares of the Large Capitalization Fund will be recorded by First of America Bank Corporation or one of its affiliates and reflected in the account statements provided to Investor Shares Customers. First of America Bank Corporation or one of its affiliates may exercise voting authority for those Investor Shares for which it has been granted authority by the Investor Shares Customer.

Investor Shares of the Large Capitalization Fund are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor Shares plus any applicable sales charge as described below. Purchases of Investor Shares of the Large Capitalization Fund will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the Large Capitalization Fund. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of the Large Capitalization Fund.





PROSPECTUS                              -34-

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, contact First of America Bank Corporation at (800) 544-6155. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor Shares of any shareholder if, because of redemptions of Investor Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such shareholder in the Large Capitalization Fund has a value of less than $1,000. Accordingly, an investor purchasing Investor Shares of the Large Capitalization Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor Shares. Before the Group exercises its right to redeem such Investor Shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the Investor Shares in the shareholder's account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Large Capitalization Fund in an amount which will increase the value of the account to at least $1,000.

Depending upon the terms of a particular Investor Shares Customer account, First of America Bank Corporation or one of its affiliates may charge an Investor Shares Customer account fees for services provided in connection with investment in the Large Capitalization Fund. Information concerning these services and any charges may be obtained from First of America Bank Corporation or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account, which will also show the total number of Investor A Shares, Investor B Shares or Investor C Shares of the Large Capitalization Fund owned by the shareholder. Confirmation of purchases and redemptions of Investor Shares of the Large Capitalization Fund by First of America Bank Corporation or one of its affiliates on behalf of an Investor Shares Customer may be obtained from First of America Bank Corporation or the affiliate. Shareholders may rely on these statements in lieu of certificates.
Certificates representing Investor Shares of the Large Capitalization
Fund will not be issued.

AUTO INVEST PLAN

The Parkstone Group of Funds Auto Invest Plan enables shareholders to make regular monthly or quarterly purchases of Investor Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in Investor Shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using





PROSPECTUS                              -35-
the Auto Invest Plan is $100; the minimum amount for subsequent investments in the Large Capitalization Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the account application or a supplemental Auto Invest application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest instructions, the request must be made in writing to the Group's distributor, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-3035, and may take up to 15 days to implement.

SALES CHARGES

INVESTOR A SHARES

The public offering price of Investor A Shares of the Large Capitalization Fund equals net asset value plus the applicable sales charge. BISYS receives this sales charge as Distributor and may reallow it as dealer discounts and brokerage commissions as follows:

                                                                  SALES CHARGE            DEALER DISCOUNTS
                                             SALES CHARGE            AS % OF               AND BROKERAGE
                                                AS % OF              PUBLIC               COMMISSIONS AS %
AMOUNT OF TRANSACTION AT                      NET AMOUNT            OFFERING                 OF PUBLIC
PUBLIC OFFERING PRICE                          INVESTED               PRICE                OFFERING PRICE

------------------------------------------------------------------------------------------------------------

Less than $50,000 . . . . . . . . . .            4.71%                4.50%                     4.00%

$50,000 but less than $100,000  . . .            4.17                 4.00                      3.50

$100,000 but less than $250,000 . . .
                                                 3.09                 3.00                      2.50

$250,000 but less than $500,000 . . .
                                                 2.04                 2.00                      1.50

$500,000 but less than $1,000,000 . .
                                                 1.01                 1.00                      1.00

$1,000,000 or more  . . . . . . . . .            0.00                 0.00                      0.00

INVESTOR B SHARES

Investor B Shares may be purchased only in amounts of less than $250,000. There is no sales charge imposed upon purchases of Investor B Shares, but investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed within





PROSPECTUS                              -36-
four years after purchase. See "CONTINGENT DEFERRED SALES CHARGE-Investor B Shares" below.

INVESTOR C SHARES

There is no sales charge imposed upon purchases of Investor C Shares, but investors may be subject to a contingent deferred sales charge of up to 1.00% when Investor C Shares are redeemed within one year after purchase. See "CONTINGENT DEFERRED SALES CHARGE-Investor C Shares" below.

IN GENERAL

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Plans, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the Large Capitalization Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 4.00% of the offering price per share on all sales of Investor B Shares or Investor C Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor B Plan or Investor C Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor except FSI, to which the Distributor reallows all of the sales charge on the Investor Shares sold by FSI. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Investor Shares of the Large Capitalization Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature.
The Distributor, at its expense, currently conducts an annual sales contest for dealers, including FSI, in connection with their sales of Shares of Funds of the Group. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.





PROSPECTUS                              -37-

REDUCED SALES CHARGES-INVESTOR A SHARES

SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Investor A Shares of the Large Capitalization Fund by or on behalf of (1) employees and retired employees (including spouses, children and parents of employees and retired employees) of First of America Bank Corporation, BISYS and any affiliates thereof, (2) Trustees of the Group, (3) directors and retired directors (including spouses and children of directors and retired directors) of First of America Bank Corporation and any affiliate thereof, (4) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into an agreement to sell Shares of the Large Capitalization Fund, (5) orders placed on behalf of other investment companies distributed by the Distributor, and (6) qualified orders placed by broker-dealers, investment advisers, or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such broker-dealers, investment advisers, or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser, or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Investor A Shares through a broker or agent. In addition, the Distributor may waive sales charges for the purchase of the Large Capitalization Fund's Investor A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (including the Investor A Shares of the other non-money market funds of the Group, but excluding the Investor B and Investor C Shares of such funds). The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

The Distributor may also waive sales charges for the purchase of Investor A Shares of the Large Capitalization Fund by employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by the Distributor. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent thirteen-month period in the Large Capitalization Fund or the Investor A Shares of the other Funds of the Group totals at least $1,000,000.00. Participating Organizations through which employee benefit plans purchase Investor A Shares may be compensated by the Distributor under the Investor A Plan.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Investor A Shares of the Large Capitalization Fund and of one or more of the other Funds of the Group sold with a sales charge. For example, if a shareholder





PROSPECTUS                              -38-
concurrently purchases Investor A Shares in one of the other Funds of the Group sold with a sales charge at the total public offering price of $25,000 and Investor A Shares in the Large Capitalization Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Investor A Shares of the Large Capitalization Fund at a designated total public offering price within a designated 13-month period. Each purchase of Investor A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Investor A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her initial purchase(s) of Shares at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Investor A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Investor A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor A Shares, whether paid in cash or reinvested in additional Investor A Shares, are not subject to escrow. The escrowed Investor A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased, along with any purchases made during the 90 days prior to the date such investor signs the Letter of Intent, at the applicable public offering price at the end of the 13-month period. The difference in sales charge will be used to purchase additional Investor A Shares of the Large Capitalization Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.





PROSPECTUS                              -39-

For further information about Letters of Intent, interested investors should contact the Distributor at (800) 451-8377. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

RIGHTS OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Investor A Shares of the Large Capitalization Fund at the public offering price applicable to the total of (a) the total public offering price of the Investor A Shares of the Large Capitalization Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Investor A Shares of all of the Funds of the Group sold with a sales charge. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

CONTINGENT DEFERRED SALES CHARGE-INVESTOR B SHARES

Investor B Shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of the net asset value at the time of purchase of the Investor B Shares being redeemed or the net asset value of such Investor B Shares at the time of redemption, as set froth in the chart below.

                                                     CONTINGENT DEFERRED
         YEAR OF REDEMPTION                              SALES CHARGE
         ------------------                              ------------

         First  . . . . . . . . . . . . . . . .             4.00%
         Second . . . . . . . . . . . . . . . .             4.00%
         Third  . . . . . . . . . . . . . . . .             3.00%
         Fourth . . . . . . . . . . . . . . . .             2.00%

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net value at the time of purchase. In addition, a charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the





PROSPECTUS                              -40-
redemption is first of Investor B Shares held for more than four years or Investor B Shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

For example, assume an investor purchased 100 Investor B Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor B Shares (producing proceeds of $600), five of such Investor B Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 4.00% ($18.00).

The contingent deferred sales charge is waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended, (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONTINGENT DEFERRED SALES CHARGE-INVESTOR C SHARES

Investor C Shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to one percent of an amount equal to the lesser of the net asset value at the time of purchase of the Investor C Shares being redeemed or the net asset value of such Investor C Shares at the time of redemption.

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor C Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor C Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Investor C Shares held for more than one year or Investor C Shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.





PROSPECTUS                              -41-

For example, assume an investor purchased 100 Investor C Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor C Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor C Shares (producing proceeds of $600), five of such Investor C Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor C Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 1.00% ($4.50).

The contingent deferred sales charge is waived on redemptions of Investor C Shares (i) following the death or disability of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Large Capitalization Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRA's.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Shares to acquire Shares of the same class that are offered by another Fund of the Group with a different investment objective. For example, holders of the Large Capitalization Fund Investor B Shares may not exchange their Shares for Investor A Shares, and holders of the Large Capitalization Fund Investor A Shares may not exchange their Shares for Investor B Shares.

Holders of Shares of the Large Capitalization Fund (including Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Shares at net asset value without any sales charge for Shares of the same class offered by any of the Group's other Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.





PROSPECTUS                              -42-

An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes. A shareholder may not include any sale charge on Shares of the Large Capitalization Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

A shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM SHARES-By Telephone" below.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR SHARES

Before purchasing Investor Shares of the Large Capitalization Fund, investors should consider whether, during the anticipated life of their investment in the Large Capitalization Fund, the accumulated Rule 12b-1 fee and potential contingent deferred sales charges on Investor B or Investor C Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fee on Investor A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Investor A Shares. In this regard, to the extent that the sale charge for the Investor A Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable. The Group will refuse all purchase orders for Investor B Shares of over $250,000.

Although Investor A Shares are subject to a Rule 12b-1 fee, they are not subject to the higher Rule 12b-1 fee applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Large Capitalization Fund than purchasers of Investor B Shares.

As described above, purchasers of Investor B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares. Because the Large Capitalization Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B Shares would, however, own Shares that are subject to higher annual expenses and, for a four-year period, such Investor B Shares would be subject to a contingent deferred sale charge of up to 4.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this four-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fee on the Investor A Shares. Over time, the expenses of the annual Rule 12b-1 fee on the Investor B Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fee applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate rule 12b-1





PROSPECTUS                              -43-
fees with respect to Investor B Shares on the Large Capitalization Fund would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately eight years after the purchase. In order to reduce such fees of investors that hold Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares, as described below, at the end of such eight-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B Shares' administrative and Rule 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as an administrative and Rule 12b-1 fee, fluctuations in net asset value or the effect of different performance assumptions.

Investor C Shares are subject to a level of Rule 12b-1 fees which is identical to that of the Investor B Shares. Consequently, Investor C Shares may generally be compared to Investor A Shares in the same manner as that set forth above. However, as noted above, Investor B Shares are subject to a contingent deferred sales charge of up to 4.00% for a period of four years. Investor C Shares may therefore be more appropriate for investors who expect to redeem Shares within this four year period. Conversely, because Investor B Shares convert to Investor A Shares after an eight-year holding period, Investor B Shares may be appropriate for investors who expect to hold their investments for more than eight years.

CONVERSION FEATURE-INVESTOR B SHARES

Investor B Shares which have been outstanding for eight years after the end of the month in which the Shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fee of the Investor B Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted Shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor B Shares at the time of conversion, a shareholder may receive fewer Investor A Shares that the number of Investor B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B Shares will not be considered a new purchase for purposes of the conversion feature.

If a shareholder effects one or more exchanges among Investor B Shares of the Parkstone Group of Funds during the eight-year period, the holding period for Investor B Shares so exchanged will be counted toward such period.

CONVERSION FEATURE-INVESTOR C SHARES

Investor C Shares which have been outstanding for nine years after the end of the month in which the Shares were initially purchased will automatically convert to Investor A Shares and,





PROSPECTUS                              -44-
consequently, will no longer be subject to the higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to such converted Shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor C Shares at the time of conversion, a shareholder may receive fewer Investor A Shares than the number of Investor C Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor C Shares will not be considered a new purchase for purposes of the conversion feature.

If a shareholder effects one or more exchanges among Investor C Shares of the Parkstone Group of Funds during the nine-year period, the holding period for Investor C Shares so exchanged will be counted toward such period.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares of the Large Capitalization Fund are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRA's and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEES PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRA's on behalf of all eligible employees.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR-SEP/IRA")

A Parkstone SAR-SEP/IRA offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary reduction contributions.

All Parkstone IRA distribution requests must be made in writing to BISYS Fund Services Ohio, Inc. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.





PROSPECTUS                              -45-

For more information on any of the Parkstone IRA's or other retirement plan options available (401(L) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM INSTITUTIONAL SHARES

Institutional Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if an Institutional Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Institutional Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Institutional Customer, all or part of the Customer's Institutional Shares of the Large Capitalization Fund to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. Such a request must be sent to:

                          The Parkstone Group of Funds
                       c/o BISYS Fund Services Ohio, Inc.
                               Department L-1270
                           Columbus, Ohio 43260-1270

PAYMENTS TO SHAREHOLDERS

Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Banks for the same day payments upon redemption of Institutional Shares if the request for redemption is received by the Transfer Agent before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of the Large Capitalization Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION-Matters Affecting Redemption" and "NET ASSET VALUE" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares





PROSPECTUS                              -46-
of the Large Capitalization Fund involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW TO REDEEM INVESTOR SHARES

Shareholders of Investor Shares may redeem their Investor A Shares without charge and their Investor B and Investor C Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions of Investor Shares may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: BISYS Fund Services Ohio, Inc., Department L-1270, Columbus, Ohio 43260-1270. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Wire redemption requests may be made by the shareholder by telephone to the Group at
(800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.





PROSPECTUS                              -47-

The Group's Account Application Form provides that none of BISYS, the Transfer Agent, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables shareholders of the Large Capitalization Fund to make regular monthly or quarterly redemptions of Investor Shares. With shareholder authorization, the Transfer Agent will automatically redeem such Investor Shares at the net asset value on the fifteenth day of the month or quarter (or the next Business Day thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this Plan must maintain a minimum account balance of $1,000. The required minimum withdrawal is $100, monthly or quarterly.

The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $1,000 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTIONS OF INVESTOR SHARES

All or part of a Customer's Investor Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at First of America Bank Corporation or one of its affiliates.





PROSPECTUS                              -48-

All redemption orders are effected at the net asset value per share next determined after the Investor Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor Shares in the Large Capitalization Fund, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to shareholders for such Investor Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Large Capitalization Fund or its shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor Shares of the Large Capitalization Fund redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended.

HOW SHARES ARE VALUED

The net asset value of each class of Shares of the Large Capitalization Fund is determined and priced as of the close of trading on the New York Stock Exchange on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments that its net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Large Capitalization Fund allocable to such class, less the liabilities charged to the Large Capitalization Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding Shares of such class.





PROSPECTUS                              -49-

The net asset value per share will fluctuate as the value of the investment portfolio of the Large Capitalization Fund changes.

The securities in the Large Capitalization Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U S dollars using current exchange rates For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL

Net income is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is generally paid monthly.
Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the class in which he or she is an investor at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Parkstone Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each of the Funds of the Group, including the Large Capitalization Fund, is treated as a separate entity for Federal income tax purposes, intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of its shareholders and intends to distribute all of its net income and capital gains so that it is not required to pay Federal income taxes on amounts so distributed to shareholders.

To avoid Federal income tax, the Code requires the Large Capitalization Fund to distribute each taxable year at least 90% of its investment company taxable income and at least 90% of its exempt-interest income. In addition, to avoid imposition of a nondeductible 4% excise tax, the Large Capitalization Fund is required annually to distribute, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the twelve months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year.

A shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term loss would treat it as a receipt of ordinary income. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends from domestic





PROSPECTUS                              -50-
corporations, if any, received by the Large Capitalization Fund bear to its gross income. A shareholder will not be able to take the dividends-received deduction unless that shareholder holds the Shares for at least 46 days.

Distribution by the Large Capitalization Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to its shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held Shares. Such distributions are not eligible for the dividends-received deduction.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

Taxes may be imposed on the Large Capitalization Fund by foreign countries with respect to income received on foreign securities. If more than 50% of the value of the Large Capitalization Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Large Capitalization Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Large Capitalization Fund will report to its shareholders each year the amount, if any, of foreign taxes per share that it has elected to have treated as paid by its shareholders.

Shareholders will be advised at least annually as to the Federal income tax consequences of distributions made during the year.

PERFORMANCE INFORMATION

From time to time performance information for the Large Capitalization Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of Shares in the Large Capitalization Fund will be calculated for the period since the establishment of the Large Capitalization Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of Shares in the Large Capitalization Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class





PROSPECTUS                              -51-
of Shares will be computed by dividing a class of Shares' net investment income per share earned during a recent one-month period by that class of Shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. The Large Capitalization Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Large Capitalization Fund may present its distribution rates for a class of Shares in supplemental sales literature which is accompanied or preceded by a prospectus and in shareholder reports Distribution rates will be computed by dividing the distribution per Share of a class made by the Large Capitalization Fund over a twelve-month period by the maximum offering price per Share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Large Capitalization Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge if any.

Total return quotations will be computed separately for Institutional Shares, Investor A Shares, Investor B Shares, and Investor C Shares of the Large Capitalization Fund. Because of differences in the fees and/or expenses borne by different classes of Shares of the Large Capitalization Fund, the net yield and total return on each class may be different from that for another class of the Large Capitalization Fund.

Investors may also judge the performance of any class of Shares of the Large Capitalization Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Large Capitalization Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION-Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions.
Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by First of America Bank Corporation or any of its affiliates with respect to customer accounts for investing in Shares of the Large Capitalization Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if First of America and BISYS voluntarily reduce all or a part of their respective fees, as further discussed below the total return of each class of shares of the Large Capitalization Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.





PROSPECTUS                              -52-

FUNDATA(R)

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's funds, including the Large Capitalization Fund, through FUNDATA(R), an Automated Voice Response System, 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by BISYS, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and currently offers sixteen Funds The shares of each of the Funds of the Group, other than its four Money Market Funds, are offered in four separate classes:
Institutional Shares, Investor A Shares, Investor B Shares, Investor C Shares. Shares of each of the four Money Market Funds of the Group are offered in two separate classes: Institutional Shares and Investor A Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares are without par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Large Capitalization Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreements and to satisfy certain other requirements To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.





PROSPECTUS                              -53-

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Fund Services Ohio, Inc, formerly known as The Winsbury Service Corporation, 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Group's Transfer Agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for the Large Capitalization Fund and receives a fee for such services. See "MANAGEMENT OF THE GROUP-Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS (the Group's Administrator and Distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. and BISYS are both owned by The BISYS Group, Inc.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

Inquiries regarding the Large Capitalization Fund may be directed in writing to The Parkstone Group of Funds at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by calling toll free (800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Large Capitalization Fund or its Distributor. This Prospectus does not constitute an offering by the Large Capitalization Fund or by their Distributor in any jurisdiction in which such offering may not lawfully be made.





PROSPECTUS                              -54-

THE PARKSTONE GROUP OF FUNDS
Large Capitalization Fund
Institutional Shares
Investor A Shares
Investor B Shares
Investor C Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
First of America Investment Corporation
Suite 500
303 North Rose Street
Kalamazoo, Michigan 49007

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219-3035

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219-3035

CUSTODIAN
The Bank of California, N.A.
400 California Street
San Francisco, California 94145

LEGAL COUNSEL
Howard & Howard Attorneys, P.C.
Suite 400
107 E. Michigan Avenue
Kalamazoo, Michigan 49007-3956





PROSPECTUS                              -55-

                          THE PARKSTONE GROUP OF FUND

                      Statement of Additional Information



                               December 28, 1995



                    THE PARKSTONE LARGE CAPITALIZATION FUND

                              INSTITUTIONAL SHARES
                               INVESTOR A SHARES
                               INVESTOR B SHARES
                               INVESTOR C SHARES





This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") of The Parkstone Large Capitalization Fund dated December 28, 1995, as supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by telephoning toll free (800) 451-8377.





STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS
                               -----------------

INVESTMENT OBJECTIVE AND POLICES  . . . . . . . . . . . . . . . . . . . . .  . . . . .  1
         Additional Information on Portfolio Instruments  . . . . . . . . .  . . . . .  1
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . .  . . . . . 11
         Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 13

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 14
         Valuation of the Large Capitalization Fund . . . . . . . . . . . .  . . . . . 14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . .  . . . . . 15

MANAGEMENT OF THE LARGE CAPITALIZATION FUND . . . . . . . . . . . . . . . .  . . . . . 16
         Trustees and Officers  . . . . . . . . . . . . . . . . . . . . . .  . . . . . 16
         Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 19
         Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . .  . . . . . 20
         Glass-Steagall Act . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 22
         Administrator and Sub-Administrator  . . . . . . . . . . . . . . .  . . . . . 23
         Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 24
         Distributor  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 25
         Custodian, Transfer Agent and Fund Accounting Services . . . . . .  . . . . . 28
         Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 29
         Legal Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 29

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 29
         Description of Shares  . . . . . . . . . . . . . . . . . . . . . .  . . . . . 29
         Vote of a Majority of the Outstanding Shares . . . . . . . . . . .  . . . . . 30
         Shareholder and Trustee Liability  . . . . . . . . . . . . . . . .  . . . . . 30
         Additional Tax Information . . . . . . . . . . . . . . . . . . . .  . . . . . 30
         Yields of the Large Capitalization Fund  . . . . . . . . . . . . .  . . . . . 34
         Calculation of Total Return  . . . . . . . . . . . . . . . . . . .  . . . . . 34
         Distribution Rates . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 35
         Performance Comparisons  . . . . . . . . . . . . . . . . . . . . .  . . . . . 35
         Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 36

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 36

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . .  A-1





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
                      STATEMENT OF ADDITIONAL INFORMATION

                    THE PARKSTONE LARGE CAPITALIZATION FUND

The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers sixteen separate investment portfolios, fifteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. The separate investment portfolios of the Group enable the Group to meet a wide range of investment needs. This Statement of Additional Information contains information about The Parkstone Large Capitalization Fund (the "Large Capitalization Fund").

The Large Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization.

Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Large Capitalization Fund. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Large Capitalization Fund should be made without first reading the Large Capitalization Fund's Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

The following policies supplement the investment objective and policies of the Large Capitalization Fund as set forth in the Prospectus.

         BANK OBLIGATIONS. The Large Capitalization Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Large Capitalization Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently





STATEMENT OF ADDITIONAL INFORMATION
published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Large Capitalization Fund may also invest in Eurodollar Certificates of Deposit, which are U S dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S branch of a foreign bank denominated in U S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Subject to the limitations described in the Prospectus, the Large Capitalization Fund may invest in commercial paper rated in any rating category or not rated by a nationally recognized statistical rating organization (an "NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO see the Appendix. The Large Capitalization Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Large Capitalization Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Large Capitalization Fund and the issuer, they are not nominally traded. Although there is no secondary market in the notes, the Large Capitalization Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. First of America, the investment adviser of the Large Capitalization Fund (sometimes referred to as the "Adviser"), will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.





STATEMENT OF ADDITIONAL INFORMATION                                    -2-

        FOREIGN INVESTMENTS. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, the Large Capitalization Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S.
and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S exchanges, although the Large Capitalization Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Large Capitalization Fund is uninvested and no return is earned thereon. The inability of the Large Capitalization Fund to make intended security purchases due to settlement problems could cause the Large Capitalization Fund to miss attractive investment opportunities. Losses to the Large Capitalization Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Large Capitalization Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Large Capitalization Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Large Capitalization Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment resource self-sufficiency and balance of payments position.

         The Large Capitalization Fund will acquire such securities only when First of America believes the risks associated with such investments are minimal.

         MONEY MARKET MUTUAL FUNDS. The Large Capitalization Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including shares of the Parkstone Prime Obligations Fund, the Parkstone U.S. Government Obligations Fund, the Parkstone Tax-Free Fund, the Parkstone Municipal Investor Fund, and the Parkstone Treasury Fund), provided that no more than 10% of the Large Capitalization Fund's total assets





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
may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Large Capitalization Fund in shares of the money market funds of the Group, the Adviser, Administrator and their affiliates (See "MANAGEMENT OF THE LARGE CAPITALIZATION FUND--Investment Adviser," "Administrator and Distributor" and "Custodians, Transfer Agent and Fund Accounting Services") will not retain any portion of their usual service fees from the Large Capitalization Fund that are attributable to investments by the Large Capitalization Fund in shares of those money market mutual funds if the fee is being taken in the Large Capitalization Fund. The Investment Adviser and the Administrator will promptly forward such fees to the Large Capitalization Fund. The Large Capitalization Fund will incur additional expenses due to the duplication of expenses as a result of any investment in securities of unaffiliated money market mutual funds.

         The Large Capitalization Fund will incur no sales charges, contingent deferred sales charges, 12b-1 fees, or other underwriting or distribution fees in connection with their investments in the money market funds of the Group. The Large Capitalization Fund will vote its shares of each of the money market funds of the Group in proportion to the vote by all other shareholders of such money market fund. Moreover, the Large Capitalization Fund may not own more than 3% of the outstanding shares of any single money market fund of the Group.

         U.S. GOVERNMENT OBLIGATIONS. The Large Capitalization Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Large Capitalization Fund may invest do not include certificates of accrual on treasury securities ("CATS") or treasury income growth receipts ("TIGRs").

         Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the creditworthiness of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         OPTIONS TRADING. The Large Capitalization Fund may purchase put and call options. A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right





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
to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Large Capitalization Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When the Large Capitalization Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Large Capitalization Fund is included in the liability section of the Large Capitalization Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Large Capitalization Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Large Capitalization Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Large Capitalization Fund will realize a gain or loss.

         The Large Capitalization Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. As discussed in the Prospectus, the Large Capitalization Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Large Capitalization Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Large Capitalization Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, the Large Capitalization Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Large Capitalization Fund's commitment. It may be expected that the Large Capitalization Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Large Capitalization Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Large Capitalization Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, the Large Capitalization Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.





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
         If the Large Capitalization Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Large Capitalization Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Large Capitalization Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Large Capitalization Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Large Capitalization Fund's investment objective and policies and not for investment leverage, although such transactions represent a form of leveraging. The commitments of the Large Capitalization Fund to purchase "when-issued" or "delayed-delivery" securities will not exceed 5% of the value of their respective assets.

         MORTGAGE-RELATED SECURITIES. The Large Capitalization Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         Mortgage-related securities, for purposes of the Large Capitalization Fund's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by non-governmental issuers such as commercial banks, savings institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Large Capitalization Fund purchases a mortgage related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Large Capitalization Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Large Capitalization Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association





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
("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.
Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         RESTRICTED SECURITIES. "Section 4(2) securities," as described in the Prospectus, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Large Capitalization Fund will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 15% of the total assets of the Large Capitalization Fund. The Group's Board of Trustees has delegated to First of America the day-to-day authority to determine whether a particular issue of Section 4(2) securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         First of America may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Large Capitalization Fund has valued the security. In making such determination, First of America generally considers any and all factors that it deems relevant, which may include (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer





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
undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

        Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of the Large Capitalization Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         REPURCHASE AGREEMENTS. Securities held by the Large Capitalization Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Large Capitalization Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which First of America deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Large Capitalization Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Large Capitalization Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Large Capitalization Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Large Capitalization Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of the Large Capitalization Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Large Capitalization Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. As discussed in the Prospectus, the Large Capitalization Fund may borrow funds by entering into reverse repurchase agreements in accordance with the Large Capitalization Fund's investment restrictions. Pursuant to such agreements, the Large Capitalization Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time the Large Capitalization Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Large Capitalization Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by the Large Capitalization Fund may decline below the price at which the Large Capitalization Fund is





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
obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by the Large Capitalization Fund under the 1940 Act.

         FUTURES CONTRACTS. As discussed in the Prospectus, the Large Capitalization Fund may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which the Large Capitalization Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Large Capitalization Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Large Capitalization Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Large Capitalization Fund than might later be available in the market when if effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give the Large Capitalization Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require the Large Capitalization Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, to cover its performance under such contracts. The Large Capitalization Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Large Capitalization Fund had not entered into any futures transactions. In addition, the value of the Large Capitalization Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Large Capitalization Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Large Capitalization Fund does not intend to enter into such forward contracts if the Large Capitalization Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. The Large Capitalization Fund also will not enter into such forward contracts or maintain a net exposure in such contracts where the Large Capitalization Fund would be obligated to deliver an amount of foreign currency in excess of





STATEMENT OF ADDITIONAL INFORMATION                                    -9-
the value of the Large Capitalization Fund's securities or other assets denominated in that currency. First of America believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Large Capitalization Fund. The Large Capitalization Fund's custodian bank segregates cash or liquid high-grade securities in an amount not less than the value of the Large Capitalization Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Large Capitalization Fund's commitments with respect to such contracts. The Large Capitalization Fund generally does not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Large Capitalization Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Large Capitalization Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Large Capitalization Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency, but instead the currency had depreciated in value between the date of purchase and the settlement date, the Large Capitalization Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

         FOREIGN CURRENCY FUTURES TRANSACTIONS.   As part of its financial
futures transactions, the Large Capitalization Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Large Capitalization Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.





STATEMENT OF ADDITIONAL INFORMATION                                   -10-

REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, the Large Capitalization Fund willmaintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," the Large Capitalization Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Large Capitalization Fund plus premiums paid by it for open options on futures would exceed 5% of the Large Capitalization Fund's total assets. The Large Capitalization Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Large Capitalization Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

         LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Large Capitalization Fund may from time to time lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Large Capitalization Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily by First of America and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Large Capitalization Fund. During the time portfolio securities are on loan, the borrower pays the Large Capitalization Fund any dividends or interest paid on such securities. Loans are subject to termination by the Large Capitalization Fund or the borrower at any time. While the Large Capitalization Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Large Capitalization Fund, the Large Capitalization Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Large Capitalization Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which First of America has determined creditworthy under guidelines established by the Group's Board of Trustees.

Investment Restrictions
-----------------------

         The Large Capitalization Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Large Capitalization Fund's outstanding Shares. In addition, the following investment restrictions may be changed only by





STATEMENT OF ADDITIONAL INFORMATION                                   -11-
a vote of a majority of the outstanding Shares of the Large Capitalization Fund (as defined under"ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         In addition to the investment restrictions set forth in the Prospectus, the Large Capitalization Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of securities and except as may be necessary to make margin payments in connection with foreign currency futures and other derivative securities transactions.

         2. Underwrite the securities issued by other persons, except to the extent that the Large Capitalization Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Large Capitalization Fund; and

         4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Large Capitalization Fund. The Large Capitalization Fund may not:

         1.      Engage in any short sales;

         2. Invest more than 10% of the Large Capitalization Fund's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

         3. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and
(b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Group and the officers or directors of its investment adviser and of its administrator, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         5. Mortgage or hypothecate the Large Capitalization Fund's assets in excess of one-third of the Large Capitalization Fund's total assets; and





STATEMENT OF ADDITIONAL INFORMATION                                   -12-

         6. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Large Capitalization Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction).

         If any percentage restriction described above is satisfied at the time of purchase a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Large Capitalization Fund's investments in illiquid securities to exceed the limitation set forth in the Large Capitalization Fund's Prospectus, the Large Capitalization Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Large Capitalization Fund would not be required to liquidate any portfolio securities where the Large Capitalization Fund would suffer a loss on the sale of such securities.

         The Group has represented to the Texas State Securities Board, on behalf of the Large Capitalization Fund, that the Large Capitalization Fund will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate). The Group intends to comply with these representations with respect to the Large Capitalization Fund for as long as the Group has Shares of the Large Capitalization Fund registered for sale in the State of Texas.

         In addition, the Group has represented to the Wisconsin Securities Bureau (l) on behalf of the Large Capitalization Fund that it will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years and will not invest more than 5% of its total assets in equity securities of issuers which are not readily marketable. The Group intends to comply with these representations with respect to the Large Capitalization Fund for so long as the Group has Shares of the Large Capitalization Fund registered for sale in the State of Wisconsin.

         In addition, the Group has represented to the Texas State Securities Board, on behalf of the Large Capitalization Fund, that it will not invest more than 5% of its net assets in warrants valued at the lower of cost or market value; provided that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For the purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value. The Group intends to comply with this representation with respect to the Large Capitalization Fund provided the Group has Shares of the Large Capitalization Fund registered for sale in the State of Texas.

Portfolio Turnover
------------------

         The portfolio turnover rate for the Large Capitalization Fund is calculated by dividing the lesser of the Large Capitalization Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Commission requires that the





STATEMENT OF ADDITIONAL INFORMATION                                   -13-
calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

         The portfolio turnover rate for the Large Capitalization Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to the Large Capitalization Fund, including brokerage commissions, and may result in additional tax consequences to the Large Capitalization Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

         The estimated portfolio turnover rate of the Large Capitalization Fund during its first fiscal year is expected to be less than 100%.

                                NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of the Large Capitalization Fund is determined and the Shares of the Large Capitalization Fund are priced as of the Valuation Times on each Business Day of the Group. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of the Large Capitalization Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in portfolio instruments that the Large Capitalization Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Valuation of the Large Capitalization Fund
------------------------------------------

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.





STATEMENT OF ADDITIONAL INFORMATION                                   -14-

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each of the classes of Shares of the Large Capitalization Fund is sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, formerly known as The Winsbury Company Limited Partnership d/b/a The Winsbury Company ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Institutional Shares may be purchased at net asset value through procedures established by BISYS in connection with the requirements of trust departments of banks (collectively, "Banks"), including First of America Bank - Michigan, N.A. ("First of America Bank"), the parent of First of America Investment Corporation, the Large Capitalization Fund's investment adviser ("First of America" or the "Adviser"), or First of America Bank's affiliated entities (collectively, "Entities") acting on behalf of customers for investment of funds that are held by such Bank in a fiduciary, agency, custodial or similar capacity, although currently Institutional Shares are only being offered to the trust departments of First of America Bank and its affiliates.

         As stated in the Prospectus, the public offering price of Investor A Shares of the Large Capitalization Fund is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Investor A Shares is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "HOW TO BUY INVESTOR SHARES" in the Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Large Capitalization Fund's Prospectus applies to purchases of Investor A Shares.

         The public offering price of Investor B Shares of the Large Capitalization Fund is their net asset value per share, although Investor B Shares redeemed within four years of their purchase may be subject to a contingent deferred sales charge of 1.00% to 4.00%.

         The public offering price of the Investor C Shares of the Large Capitalization Fund is their net asset value per share. Investor C Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1.00%.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Group to determine the fair market value of its net assets.





STATEMENT OF ADDITIONAL INFORMATION                                   -15-

                  MANAGEMENT OF THE LARGE CAPITALIZATION FUND

Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's Funds. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The Trustees of the Group, their addresses, and principal occupations during the past five years are as follows:

                                        POSITION(S)
                                        HELD WITH                              PRINCIPAL OCCUPATION
NAMES AND ADDRESS                       THE GROUP                              DURING PAST 5 YEARS

Stephen G. Mintos*                      Chairman of the                        From January 1987 to present,
1900 E. Dublin-Gran-                    Board and Trustee                      employee of BISYS.
vile Road
Columbus, Ohio 43229


George R. Landreth                      President and Trustee                  From December 1992 to present,
1900 E. Dublin-Gran-                                                           employee of BISYS; from
vile Road                                                                      July 1991 to December 1992,
Columbus, Ohio 43229                                                           employee of PNC Financial
                                                                               Corporation; from October 1984
                                                                               to July 1991, employee of The
                                                                               Central Trust Co., N.A.

Robert M. Beam                          Trustee                                From 1985 to present, Vice
Western Michigan University                                                    President for Business and
Kalamazoo, Michigan 49008                                                      Finance and Treasurer of
                                                                               Western Michigan University.

Adrian Charles Edwards                  Trustee
College of Business
Western Michigan
University
260 North Hall Kalamazoo,
Michigan 49008
Since 1964, Professor of
Finance and Commercial Law,
Western Michigan University;
since 1977, owner, Economic
and Financial Analysis
(financial consulting).





STATEMENT OF ADDITIONAL INFORMATION                                   -16-

Lawrence D. Bryan          Trustee          From 1990 to present,
1200 Academy Street                         President, Kalamazoo
Kalamazoo, Michigan                         College; from 1979 to 1990,
49006                                       Vice President and Dean,
                                            Franklin College.

*Mr. Mintos and Mr. Landreth are considered to be "interested persons" of the Group as defined in the 1940 Act.

         The Group paid an aggregate of $52,629.66 in Trustees' fees and expenses for the fiscal year ended June 30, 1995, to all Trustees of the Group (excluding Messrs. Mintos and Landreth who are considered "interested persons" of the Group as that term is defined in the 1940 Act). Two Trustees, Messrs. Edwards and Beam also serve as Trustees of the Parkstone Advantage Fund, an open-end investment company managed by the Group's investment adviser as an investment vehicle for insurance company separate accounts. The following table depicts, for the fiscal year ended June 30, 1995, the compensation received by each of the Trustees from the Group and in total from all investment companies managed by the investment adviser to the Group:


                                                              COMPENSATION TABLE

                                                                                          Total Compensation
                                              Pension or                                  From Group and the
                        Aggregate             Retirement Benefits   Estimated Annual      Parkstone Advantage
 Name of                Compensation from     Accrued as Part of    Benefits Upon         Fund Paid to
 Trustee                the Group             Fund Expenses         Retirement            Trustees
 -------                -----------------     --------------------  -----------------     --------------------
 Stephen G. Mintos          none                  none                  none                     none

 George R. Landreth         none                  none                  none                     none

 Robert M. Beam             none                  none                  none                   $6,750.00

 Lawrence D. Bryan       $11,000.00               none                  none                  $11,000.00

 Adrian Charles Edwards  $14,000.00               none                  none                  $20,750.00



STATEMENT OF ADDITIONAL INFORMATION                                   -17-

         The officers of the Group, their addresses, and principal occupations during the past five years are as follows:

                                        Position(s) Held                       Principal Occupation
Name and Address                        With the Group                         During Past 5 Years
----------------                        --------------                         -------------------
George R. Landreth                      President                              From December, 1992 to
3435 Stelzer Road,                                                             present, employee of BISYS;
Columbus, Ohio 43229                                                           from July, 1991 to
                                                                               December 1992, employee of PNC
                                                                               Financial Corp.; from October,
                                                                               1984 to July, 1991, employee
                                                                               of The Central Trust Co., N.A.

J. David Huber                          Vice President                         From June, 1987 to present,
3435 Stelzer Road                                                              employee and limited partner
Columbus, Ohio 43219                                                           of BISYS; from September, 1988
                                                                               to present, Vice President of
                                                                               BISYS Fund Services Ohio, Inc.

Roy E. Rogers                           Vice President                         From September, 1986 to
3435 Stelzer Road                                                              present, employee of BISYS.
Columbus, Ohio 43219
William J.  Tomko                       Vice President                         From April, 1987 to present,
3435 Stelzer Road                                                              employee of BISYS.
Columbus, Ohio 43219

Brian Barker                            Secretary and Treasurer                From February 1993 to present,
157 S. Mall Plaza                                                              Client Services Manager,
Kalamazoo, Michigan 49007                                                      BISYS; from November 1989 to
                                                                               February 1993, Direct Lending
                                                                               Manager, Bank One; From
                                                                               July 1984 to November 1989,
                                                                               Regional Manager, Jefferson
                                                                               Savings Bank.





STATEMENT OF ADDITIONAL INFORMATION                                   -18-

Tim Thiebout         Secretary and Treasurer From June 1992 to
157 S. Mall Plaza                            present, Client Services
Kalamazoo, Michigan                          Manager, BISYS; from July 1990
49007                                        to June 1992, Mutual Fund
                                             Specialist, First of America
                                             Brokerage Service; from July 1989
                                             to July 1990, Registered
                                             Representative, The Equitable
                                             Financial Company.



         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator, may retain all or a portion of any sales charge on the Shares and may receive fees under the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as transfer agent and providing certain fund accounting services. Messrs. Huber, Tomko, Rogers, Landreth, Mintos, Barker and Thiebout are employees of BISYS.

Investment Adviser
------------------

         Subject to the general supervision of the Group's Board of Trustees and in accordance with the Large Capitalization Fund's investment objective and restrictions, investment advisory services are provided to the Large Capitalization Fund by First of America pursuant to the Investment Advisory Agreement dated September 8, 1988, as amended November 7, 1995 (with respect to the Large Capitalization Fund) (the "Investment Advisory Agreement").

         First of America is a wholly owned subsidiary of First of America Bank, which in turn is a wholly owned subsidiary of First of America Bank Corporation, a publicly held bank holding company.

         Under the Investment Advisory Agreement, First of America has agreed to provide investment advisory services for the Large Capitalization Fund as described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Large Capitalization Fund pays First of America a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of the Large Capitalization Fund. The annual rate of the investment advisory fee for the Large Capitalization Fund is eighty one-hundredths of one percent (.80%).
While the fee for the Large Capitalization Fund is higher than the advisory fee paid by most mutual funds, the Board of Trustees of the Group believes it to be comparable to advisory fees paid by many funds having objectives and policies similar to the Large Capitalization Fund. First of America may periodically voluntarily





STATEMENT OF ADDITIONAL INFORMATION                                   -19-
reduce all or a portion of its advisory fee with respect to the Large Capitalization Fund to increase the net income of the Large Capitalization Fund available for distribution as dividends.

         As of the date of this Statement of Additional Information, First of America had not collected any amounts with respect to its investment advisory services to the Large Capitalization Fund under the Investment Advisory Agreement, as the Large Capitalization Fund had not commenced operations as of that date.

         Unless sooner terminated, the Investment Advisory Agreement continues in effect as to the Large Capitalization Fund for successive one- year periods ending December 31 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the Large Capitalization Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Large Capitalization Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Large Capitalization Fund, or by First of America. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

         From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective shareholders of the Large Capitalization Fund may include descriptions of the Adviser including, but not limited to, (i) descriptions of the Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Adviser's operations.

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, First of America determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Large Capitalization Fund's investment objective and restrictions, which securities are to be purchased and sold by the Large Capitalization Fund, and which brokers are to be eligible to execute the Large Capitalization Fund's portfolio transactions.

         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from





STATEMENT OF ADDITIONAL INFORMATION                                   -20-
an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the- counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Large Capitalization Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to First of America. Such information may be useful to First of America in serving both the Large Capitalization Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to First of America in carrying out its obligations to the Large Capitalization Fund.

         While the Adviser generally seeks competitive commissions, the Large Capitalization Fund may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above.

         The Large Capitalization Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with First of America Bank (the parent corporation of First of America), BISYS, or their affiliates, and will not give preference to First of America Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Large Capitalization Fund are made independently from those for the other Funds or any other portfolio, investment company or account managed by First of America. Any such other Fund, portfolio, investment company or account may also invest in the same securities as the Large Capitalization Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Large Capitalization Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which First of America believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Large Capitalization Fund or the size of the position obtained by the Large Capitalization Fund. To the extent permitted by law, First of America may aggregate the securities to be sold or purchased for the Large Capitalization Fund with those to be sold or purchased for another Fund or for other portfolio, investment companies or accounts in order





STATEMENT OF ADDITIONAL INFORMATION                                   -21-
to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Group, First of America will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Large Capitalization Fund is a customer of First of America, its parent or its subsidiaries or affiliates and, in dealing with its customers, First of America, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Large Capitalization Fund.

Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision:
(a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.
In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.

         First of America believes that it possesses the legal authority to perform the services for the Large Capitalization Fund contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict First of America from continuing to perform such services for the Large Capitalization Fund. Depending upon the nature of any changes in the services which could be provided by First of America, the Board of Trustees of the Group would review the Large Capitalization Fund's relationship with First of America and consider taking all action necessary in the circumstances.





STATEMENT OF ADDITIONAL INFORMATION                                   -22-

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of First of America and/or First of America Bank Corporation's affiliated and correspondent banks in connection with Customer purchases of Shares of the Large Capitalization Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its daily net asset value per share or result in financial losses to any Customer.

Administrator and Sub-Administrator
-----------------------------------

         BISYS serves as administrator (the "Administrator") to the Large Capitalization Fund pursuant to the Administration Agreement dated January 1, 1995 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Large Capitalization Fund (other than those performed by First of America under the Investment Advisory Agreement, by The Bank of California, N.A. under the Custody Agreement, and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreements). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Large Capitalization Fund; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Large Capitalization Fund and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; keep and maintain the financial accounts and records of the Large Capitalization Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Group's operations other than those performed by First of America under the Investment Advisory Agreement, by The Bank of California, N.A. under the Custody Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Pursuant to its authority to delegate its responsibilities under the Administration Agreement, the Administrator has engaged First of America to provide certain services as Sub-Administrator to the Large Capitalization Fund. First of America serves as Sub-Administrator to the Large Capitalization Fund pursuant to a Sub-Administration Agreement dated as of January 1, 1995, and receives a fee from the Administrator for its services. Under the Sub-Administration Agreement, First of America will assist the Administrator by providing, upon the request of the Administrator, services which are incidental to, but not included among, its duties as Adviser to the Large Capitalization Fund. These services include preparation of reports and documents necessary to calculate daily expense accruals, to update the financial accounts and records of the Large Capitalization Fund and to prepare certain federal and state tax returns.





STATEMENT OF ADDITIONAL INFORMATION                                   -23-

         The Administrator receives a fee from the Large Capitalization Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) the fee calculated at the annual rate of twenty one-hundredths of one percent (.20%) of the Large Capitalization Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon in writing by the Group and the Administrator. As Sub-Administrator, First of America is entitled to receive a fee from the Administrator of not more than five one-hundredths of one percent (.05%) of the Large Capitalization Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to the Large Capitalization Fund in order to increase the net income of the funds available for distribution as dividends.

         Unless sooner terminated as provided therein, the Administration Agreement and the Sub-Administration Agreement will continue in effect until December 31, 1999. The Administration Agreement and the Sub-Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement and the Sub-Administration Agreement are each terminable with respect to the Large Capitalization Fund only upon mutual agreement of the parties to the Administration Agreement (or Sub-Administration Agreement, as the case may be) and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Group's Board of Trustees or by the Administrator (or Sub-Administrator, in the case of the Sub-Administration Agreement).

         The Administration Agreement and the Sub-Administration Agreement provide that the Administrator and the Sub-Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Large Capitalization Fund in connection with the matters to which the Administration Agreement or the Sub-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator or the Sub-Administrator of its obligations and duties thereunder.

Expenses
--------

         If total expenses borne by the Large Capitalization Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, First of America and the Administrator will reimburse the Large Capitalization Fund by the amount of such excess in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Large Capitalization Fund limits the Large Capitalization Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of the Large Capitalization Fund's average net assets, 2% of the next $70 million of the Large Capitalization Fund's average net assets, and 1 1/2% of the Large Capitalization Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer





STATEMENT OF ADDITIONAL INFORMATION                                   -24-
accounts by First of America Bank Corporation or its affiliated or correspondent banks for cash management services are not included within Group expenses for purposes of any such expense limitation.

Distributor
-----------

         BISYS serves as distributor to the Group pursuant to the Distribution Agreement dated October 1, 1993 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement remains in effect until October 31, 1995, and thereafter continues for successive one- year periods ending December 31 of each year if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         As described in the Prospectus, the Group has adopted an Investor A Distribution and Shareholder Service Plan with respect to Investor A Shares (the "Investor A Plan"), an Investor B Distribution and Shareholder Service Plan with respect to Investor B Shares (the "Investor B Plan") and Investor C Distribution and Shareholder Service Plan with respect to the Investor C Shares (the "Investor C Plan") (the Investor A Plan, Investor B Plan and Investor C Plan together are hereinafter referred to as the "Plans") pursuant to Rule 12b-1 under the 1940 Act under which the Large Capitalization Fund is authorized to pay BISYS for payments it makes to banks, including First of America Bank, other institutions and broker-dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS. The Investor A Plan authorizes the Large Capitalization Fund to make payments to BISYS in an amount not in excess, on an annual basis, of twenty-five one-hundredths of one percent (0.25%) of the average daily net asset value of the Investor A Shares of the Large Capitalization Fund. As required by Rule 12b-1, the Investor A Plan was approved by the holders of the Investor A Shares and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Large Capitalization Fund and who have no direct or indirect financial interest in the operation of that Plan (the "Independent Trustees"). The Investor B Plan authorizes the Large Capitalization Fund to make payments to BISYS in an amount not in excess, on an annual basis of one percent (1.00%) of the average daily net asset value of the Investor B Shares of the Large Capitalization Fund. As required by Rule 12b-1, the Investor B Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and the Investor B Plan was approved by the initial holders of Investor B Shares of the Large Capitalization Fund. The Investor C Plan authorizes the Large Capitalization Fund to make payments to BISYS in an amount not in excess, on an annual basis, of one percent (1.00%) of the average daily net asset value of the Investor C Shares of the Large Capitalization Fund. As required by Rule 12b-1,





STATEMENT OF ADDITIONAL INFORMATION                                   -25-
the Investor C Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and the Investor C Plan was approved by the initial Investor C Shares of the Large Capitalization Fund.

         The Plans may be terminated as to the Large Capitalization Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Investor Shares of the particular class of the Large Capitalization Fund. Any change in a Plan that would materially increase the distribution cost to the Large Capitalization Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of a Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Investor Shares of the particular class of the Large Capitalization Fund. The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plans should be implemented or continued. In addition the Trustees in approving the Plans must determine that there is a reasonable likelihood that the Plans will benefit the Large Capitalization Fund and its shareholders.

         The Board of Trustees of the Group believes that the Plans are in the best interests of the Large Capitalization Fund since they encourage growth of the Large Capitalization Fund. As the Large Capitalization Fund grows in size, certain expenses and, therefore, total expenses per Share, may be reduced and overall performance per Share may be improved.

         As of October 10, 1994, BISYS entered into a Participating Organization Agreement with First of America Securities, Inc., a wholly- owned subsidiary of First of America Bank Corporation and an affiliate of FOA Brokerage ("FSI"), which replaced the Participating Organization Agreement with FOA Brokerage. All of the duties formerly rendered by FOA Brokerage are now the responsibility of FSI. While FOA Brokerage may continue to provide certain services on behalf of FSI pursuant to a correspondent brokerage agreement between FSI and FOA Brokerage, no payments to FOA Brokerage are made by BISYS or the Large Capitalization Fund's Investor A Shares for such services. In consideration of such services, BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of one percent (1.00%) for the Large Capitalization Fund of the average aggregate net asset value of Investor A Shares held during the period in customer accounts for which FSI has provided services under this Agreement. BISYS will be compensated by the Large Capitalization Fund in an amount equal





STATEMENT OF ADDITIONAL INFORMATION                                   -26-
to its payments to FSI under the Participating Organization Agreement with respect to the Investor A Shares of the Large Capitalization Fund.

         In addition, BISYS has entered into Participating Organization Agreements with various organizations, including FSI, pursuant to which FSI will provide distribution and shareholder services in connection with Investor B Shares of the Large Capitalization Fund purchased and held by FSI for the accounts of its customers and Investor B Shares of the Large Capitalization Fund purchased and held by customers of FOA Brokerage directly, including, but not limited to printing and distributing prospectuses to persons other than holders of Investor B Shares of the Large Capitalization Fund and printing and distributing advertising and sales literature in connection with the sale of Investor B Shares. In consideration of such services BISYS has agreed to pay these participating organizations a monthly fee, in addition to the negotiated dealer concession of 3.50% of the investment amount, computed at the annual rate of 0.25% of the average aggregate net asset value of Investor B Shares held during the period in customer accounts for which the participating organizations have provided services under its Agreement with BISYS. Such fees may exceed the actual costs incurred by the participating organizations in providing such services.

         As authorized by the Investor C Plan, BISYS has entered into a Participating Organization Agreement with First of America Brokerage Services, Inc., a wholly owned subsidiary of First of America Bank Corporation ("FOA Brokerage"), pursuant to which FOA Brokerage has agreed to provide certain shareholder and distribution services in connection with Investor C Shares of the Large Capitalization Fund purchased and held by FOA Brokerage for the accounts of its customers and Investor C Shares of the Large Capitalization Fund purchased and held by customers of FOA Brokerage directly, including, but not limited to printing and distributing prospectuses to persons other than holders of Investor C Shares of the Large Capitalization Fund and printing and distributing advertising and sales literature in connection with the sale of Investor C Shares; answering routine customer questions concerning the Large Capitalization Fund and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services BISYS has agreed to pay FOA Brokerage a monthly fee, computed at the annual rate of 1.00% of the average aggregate net asset value of Investor C Shares held during the period in customer accounts for which FOA Brokerage has provided services under this Agreement. BISYS will be compensated by the Large Capitalization Fund in an amount equal to its payments to FOA Brokerage under the Participating Organization Agreement. Such fee may exceed the actual costs incurred by FOA Brokerage in providing such services.

         As of October 10, 1994, BISYS entered into a Participating Organization Agreement with First of America Securities, Inc., a wholly- owned subsidiary of First of America Bank Corporation and an affiliate of FOA Brokerage ("FSI"), which replaced the Participating Organization Agreement with FOA Brokerage with respect to the Investor C Shares of the Group, including the Large Capitalization Fund. All of the duties formerly rendered by FOA Brokerage are now the responsibility of FSI. While FOA Brokerage may continue to provide certain services on behalf of FSI pursuant to a correspondent brokerage agreement between FSI and FOA Brokerage, no payments to FOA Brokerage are made by the Group's Investor C Shares for such services. In consideration of such services, BISYS has agreed to pay FSI a monthly fee, computed at the annual rate of one percent (1.00%) of the average aggregate net





STATEMENT OF ADDITIONAL INFORMATION                                   -27-
asset value of Investor C Shares held during the period in customer accounts for which FSI has provided services under this Agreement. BISYS will be compensated by the Large Capitalization Fund in an amount equal to its payments to FSI under the Participating Organization Agreement with respect to the Investor C Shares of the Large Capitalization Fund.

Custodian, Transfer Agent and Fund Accounting Services
------------------------------------------------------

         The Bank of California, N.A., 400 California Street, P.O. Box 45000, San Francisco, California 94104, serves as custodian ("Bank of California") to the Large Capitalization Fund, pursuant to the Custody Agreement dated as of October 18, 1991, and amended October 27, 1992. Bank of California's responsibilities include safeguarding and controlling the Large Capitalization Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Large Capitalization Fund's investments.

         BISYS Fund Services Ohio, Inc., formerly known as The Winsbury Service Corporation, Columbus, Ohio, an affiliate of BISYS, serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Large Capitalization Fund pursuant to the Transfer Agency Agreement dated as of August 8, 1990, and amended May 12, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for the Large Capitalization Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Large Capitalization Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of shareholders of record.

         In addition, BISYS Fund Services Ohio, Inc. provides certain fund accounting services to the Large Capitalization Fund pursuant to a Fund Accounting Agreement dated January 26, 1993. BISYS Fund Services Ohio, Inc. receives a fee for such services, computed daily and paid periodically at an annual rate of twenty-two one-thousandths of one percent (.022%) of the average daily net assets of the Large Capitalization Fund. Under such Agreement, BISYS Fund Services Ohio, Inc. maintains the accounting books and records for the Large Capitalization Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Large Capitalization Fund, including calculation of the daily net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Large Capitalization Fund's custodian, affirmation to the Large Capitalization Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Large Capitalization Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Large Capitalization Fund.





STATEMENT OF ADDITIONAL INFORMATION                                   -28-

Auditors
--------

         The Financial Statements of the Large Capitalization Fund will be audited by Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, Ohio 43215, independent accountants.

Legal Counsel
-------------

         Howard & Howard Attorneys, P.C., 107 West Michigan Avenue, Kalamazoo, Michigan 49007 is counsel to the Large Capitalization Fund and will pass upon the legality of the Shares offered hereby. Howard & Howard serves as legal counsel to the Adviser and its parent and, from time to time, its affiliates.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Group is a Massachusetts business trust. The Group was organized on March 25, 1987, and the Group's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on March 27, 1987. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Group presently has sixteen series of Shares which represent interests in each series of the Group. The Shares of each of the Funds of the Group, other than its four Money Market Funds, are offered in four separate classes:
Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. Shares of the Money Market Funds are offered in two separate classes:
Investor A Shares and Institutional Shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Group's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of the Large Capitalization Fund are entitled to receive the assets available for distribution belonging to the Large Capitalization Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Large Capitalization Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of the Large Capitalization Fund. For purposes of determining whether the approval of a majority of the outstanding Shares of the Large Capitalization Fund will be required in connection with a matter, the Large Capitalization Fund will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under





STATEMENT OF ADDITIONAL INFORMATION                                   -29-

Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of the Large Capitalization Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Large Capitalization Fund's Prospectus and the Statement of Additional Information, "vote of a majority of the outstanding Shares of the Group or the Large Capitalization Fund," means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Group or the Large Capitalization Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or the Large Capitalization Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or the Large Capitalization Fund.

Shareholder and Trustee Liability
---------------------------------

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Group. However, the Group's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Group, and that every written agreement, obligation, instrument, or undertaking made by the Group shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Group shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Group, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.
The Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the Group for payment.

Additional Tax Information
--------------------------

         Individual federal income tax is computed on the basis of five graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. The benefit of the personal exemptions and the benefit of itemized deductions are phased out by a rate adjustment for taxpayers with gross income in excess of certain threshold amounts resulting in a marginal federal tax rate in excess of 39.6%.





STATEMENT OF ADDITIONAL INFORMATION                                   -30-

The maximum tax rate applicable to corporations is 35%. Although a corporation's taxable income of less than $10 million is subject to tax at lower rates, the benefit of these lower rates is phased out for corporations with income in excess of $15 million resulting in a maximum effective marginal tax rate of 38%.

         For noncorporate taxpayers, the maximum tax rate imposed on net capital gains is 28%. The limitation on the deductibility of capital losses has been retained. Capital losses may be used to offset capital gains. Individual taxpayers may deduct up to $3,000 of net capital loss each year to offset ordinary income and excess capital losses may be carried forward in future years.

         The Code generally permits a corporation to deduct 70% of dividends received from domestic corporations. The Large Capitalization Fund will designate the portion of any dividend distributions for which the dividend received deduction will be allowed. The amount so designated may not exceed the aggregate amount of dividends from domestic corporations that otherwise qualify for the dividends received deduction received by the Large Capitalization Fund for its taxable year.

         A non-deductible excise tax is also imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, the Large Capitalization Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, the Large Capitalization Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         The Large Capitalization Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder who has provided either an incorrect taxpayer identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends.

         Although the Large Capitalization Fund expects to qualify as a "regulated investment company" ("RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Large Capitalization Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Large Capitalization Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to Federal tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible to receive the dividends received deduction for corporations.

         A portion of the difference between the issue price and the face amount of zero coupon securities ("original issue discount") will be treated as income to the Large Capitalization Fund with respect to securities with original issue discount each year, although no current payments will be received by the Large Capitalization Fund





STATEMENT OF ADDITIONAL INFORMATION                                   -31-
with respect to such income. This original issue discount will comprise a part of that investment company taxable income of the Large Capitalization Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the Large Capitalization Fund. Taxable shareholders of the Large Capitalization Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that the Large Capitalization Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

         The Large Capitalization Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Large Capitalization Fund's treatment of certain other options, futures and forward contracts entered into by the Large Capitalization Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, nonequity options and dealer equity options.

         Absent a tax election to the contrary, each such Section 1256 position held by the Large Capitalization Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Large Capitalization Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Large Capitalization Fund. The acceleration of income on Section 1256 positions may require the Large Capitalization Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Large Capitalization Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Large Capitalization Fund's Shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Large Capitalization Fund.

         When the Large Capitalization Fund holds options or contracts which substantially diminishes its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by the Large Capitalization Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at





STATEMENT OF ADDITIONAL INFORMATION                                   -32-
least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

         As a RIC, the Large Capitalization Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short income"). This requirement may limit the Large Capitalization Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Large Capitalization Fund, resulting additional short-short income for the Large Capitalization Fund.

         The Large Capitalization Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Large Capitalization Fund as a RIC under Subchapter M of the Code.

         In order for the Large Capitalization Fund to qualify as a RIC, at least 90% of the Large Capitalization Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains are presently treated as qualifying income for purposes of this 90% limitation. However, future Treasury regulations may provide that such gains may not qualify for purposes of 90% limitation if such gains are not directly related to the Large Capitalization Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be indirectly related to the Large Capitalization Fund's principal business of investing in stock or securities and related options or futures. Under current law, non- directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Large Capitalization Fund's compliance with the 30% limitation. The Large Capitalization Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

         The Federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above or be deemed to be derived from the disposition of securities held less than three months in determining the Large Capitalization Fund's compliance with the 30% limitation. The Large Capitalization Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Large Capitalization Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of





STATEMENT OF ADDITIONAL INFORMATION                                   -33-
the Large Capitalization Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Large Capitalization Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Yields of the Large Capitalization Fund
---------------------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of the Large Capitalization Fund and its separate classes of Shares will be computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by the Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Large Capitalization Fund will vary from time to time depending upon market conditions, the composition of the Large Capitalization Fund's portfolio and operating expenses of the Group allocated to the Large Capitalization Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Large Capitalization Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Large Capitalization Fund's Shares and to the relative risks associated with the investment objective and policies of the Large Capitalization Fund.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue. Investors in the Large Capitalization Fund are specifically advised that Share prices, expressed as the net asset values per share, will vary just as yields will vary. The Large Capitalization Fund does not currently expect to advertise or quote yield information to shareholders or in advertisements.

Calculation of Total Return
---------------------------

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in the Large Capitalization Fund over the period covered, which assumes any dividends or capital gains distributions which are reinvested in the Large Capitalization Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in the Large Capitalization Fund and (less the maximum sales charge, if any) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this





STATEMENT OF ADDITIONAL INFORMATION                                   -34-
account value for the hypothetical investor by the initial $1,000 investment and analyzing the result for periods of less than one year.

Distribution Rates
------------------

         The Large Capitalization Fund may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Large Capitalization Fund by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about these funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

         From time to time, the Large Capitalization Fund may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Large Capitalization Fund; (5) descriptions of investment strategies for the Large Capitalization Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Large Capitalization Fund; (7) comparisons of investment products (including the Large Capitalization Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Large Capitalization Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Large Capitalization Fund.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based upon a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon their respective investment objectives. The one-





STATEMENT OF ADDITIONAL INFORMATION                                   -35-
to-five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, the Large Capitalization Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of the Large Capitalization Fund's quality, composition, and maturity, as well as expenses allocated to the Large Capitalization Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce the Large Capitalization Fund's effective yield to Customers.

Miscellaneous
-------------

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the Shares then outstanding.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group. The 1995 Annual Report and, when available, the December 31, 1995 Semi-Annual Report to shareholders of the Group, are incorporated herein by reference. These reports include the financial statements for the fiscal year ended June 30, 1995, and the six months ended December 31, 1995, respectively.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         Financial Statements depicting financial information for the Large Capitalization Fund's operations since inception will appear in the Group's Annual Report dated June 30, 1996, and will be filed with the Securities and Exchange Commission (File Nos. 33-13283 and 811-5105) and incorporated by reference herein. The report of Coopers & Lybrand L.L.P., independent accountants to the Group, will appear therein.





STATEMENT OF ADDITIONAL INFORMATION                                   -36-

                                   APPENDIX


The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by First of America with regard to portfolio investments for the Large Capitalization Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thompson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be the relevant ratings of each such NRSRO. The NRSROs that may be utilized by First of America and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (May be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's supplies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securites.

        A Bonds which are rated A possess many favorable investment attributes and are to be considered a supper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or a minus (-) to a particular rating classification to show relative standing within that classification):

        AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


STATEMENT OF ADDITIONAL INFORMATION     A-1

        AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Description of the three highest long-term debt ratings by Duff:

        AAA Highest credit quality. The risk Factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

        AA+     High credit quality Protection factors are strong.
        AA      Risk is modest but may vary slightly from time to time
        AA-     because of economic conditions.

        A+      Protection factors are average but adequate.  However,
        A       risk factors are more variable and greater in periods
        A-      of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

        AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interst and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

        A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA'S description of its three highest long-term debt ratings:

        AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.


STATEMENT OF ADDITIONAL INFORMATION          A-2

        AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

        A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Thomson's description of its three highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed):

        AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

        AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

        A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

        Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligatins. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                                -Leading market positions in well-established
                                 industries.

                                -High rates of return on funds employed.

                                -Conservative capitalization structures with
                                 moderate reliance on debt and ample asset protection.

                                -Broad margins in earnings coverage of fixed
                                 financial charges and high internal cash generation.



STATEMENT OF ADDITIONAL INFORMATION           A-3

                                -Well-established access to a range of
                                 financial markets and assured sources of alternate liquidity.

        Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalizatin characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial, leverage. Adequate alternate liquidity is maintained.

S&P's descriptio of its three highest short-term debt ratings:

        A-1 This designation indicates that the degree of safety regarding timely payment is strong. those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

        A-2 Capacity for timely payment on issues with this designatin is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

        A-3 Issues carrying this designatin have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligatins carrying the higher designations.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

        Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


STATEMENT OF ADDITIONAL INFORMATION                   A-4

        DUFF 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

        DUFF 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



        DUFF 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



Fitch's description of its three highest short-term debt ratings:

        F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

        F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

        A+ Obligations supported by the highest capacity for timely repayment.

        A1 Obligations supported by a very strong capacity for timely repayment.

        A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic of financial conditions.

Thompson's description of its three short-term ratings:

        TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.




STATEMENT OF ADDITIONAL INFORMATION                           A-5

        TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal interest is strong, the relative degree of safety is not as high as issues rated "TBW-1"

        TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1    This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2    This designation denotes high quality.  Margins or protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

        SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation

        SP-2    Satisfactory capacity to pay principal and interest.






STATEMENT OF ADDITIONAL INFORMATION                 A-6